UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934.

              Date of Report: January 29, 2003

                       GROUP MANAGEMENT CORP.
          (Exact name of registrant as specified in its Charter)

         Delaware                  0-32635          59-
2919648
(State of Incorporation)  (Commission file number)  (IRS
Employer ID #)


          101 Marietta St., Suite 1070, Atlanta, GA 30303
               (Address of principal executive office) (Zip
Code)

Registrant's telephone number (404) 522-1202




Item 9. Regulation FD Disclosure.

      GROUP MANAGEMENT ANNOUNCES RE-CAPITALIZATION PLAN



January 29, 2003, Atlanta, GA (Internet Wires). Group Management Corp., (OTCBB: GPMT) indicates that it has received from debenture holders notices of conversions totaling more than 8,942,689 shares. The debenture holders Markham Holdings, LTD and Ari Kluger of Alpha Capital, AG requested 7,591,338 and 1,351,351 shares respectively.
      This unsolicited bid to take over the company places the debenture holders into the rules and regulations of the Exchange Act governing unsolicted takeovers.

Re-capitalization Plan

      The Board of Directors met on January 28, 2003 and authorized (i) a name change, (ii) a CUSIP number change,
(iii) a re-capitalization of the company's capital structure, (iv) and reorganization if necessary. A reorganization would give the Company 180 days to reorganize and place tremendous pressure on the debenture holders to go into the open market and cover their positions.
      In desperation to cover their position, the attorney for the debenture holders attempted to go directly to the transfer agent to get shares but was denied.

Request Physical Certificate

      Legal counsel is designing a strategy to force open market coverage by the debenture holders of their position. Legal counsel is requesting that all shareholders of the company call their broker and request a physical certificate for their shares. Once Standard and Poor's assigns the new CUSIP number, the certificates with the new CUSIP number will replace certificates with the old CUSIP number of registered shareholders.


Dividend Declaration

To place greater pressure on the debenture holders to make an open market cover of their positions the company is considering the creation of two new classes of stock, Class A and Class B. A declaration of a dividend on GPMT current common stock of 10 shares of the new Class A stock for each share of the current GPMT common stock held by shareholders, a dividend consisting of the new Class B stock of GPMT, with a record date prior to the notice of conversion. Each new share of the Class A and Class B common stock would have contingent dividend rights subject to the discretion of the Board of Directors.


                   Management's Statement

     We feel that the debenture holders are attempting to harm the company and in our business judgment these measures will create shareholder value and help solidify the financial structure. Management will, in its business judgment, take whatever measures necessary to prevent any harm from occurring to the company.
      Management encourages any company that has experienced similar problems to contact its legal counsel to document the occurrences.

     The statements contained in this release are forward looking and may or may not occur. This is not a recommendation to buy or sell stock and we do not express any opinion as to whether a person should buy or sell stock based on this release. This release is for informational purposes only.

Contact Person:
Group Management Corp.
404-522-1202
Thomas Ware, Esq.
Gpmtinfo@mindspring.com





                          SIGNATURE

         Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has caused this report to be signed by the Chief Executive Officer.

                           Group Management Corp.
                            /s/ Thomas Ware
                            --------------------------------
-------
                            Thomas Ware, Chief Executive
Officer